Exhibit 99.2

Supplemental Analyst Package 4Q-2012 February 12, 2013 BRINGING QUALITY TOGETHER AMERICAN CAMPUS COMMUNITIES 20 YEARS

AMERICAN CAMPUS COMMUNITIES TABLE OF CONTENTS Financial Highlights 1 Consolidated Balance Sheets 2 Consolidated Statements of Comprehensive Income 3 Consolidated Statements of Funds from Operations 4 Wholly-owned Property Results of Operations 5 Seasonality of Operations 6 Capital Structure 7 Portfolio Overview 8 2013/2014 Leasing Status – Summary 9 2013/2014 Leasing Status – Detail 10 Owned Development Update 16 Mezzanine Investment Update 17 Third-party Development Update 18 Management Services Update 19 Investor Information 20

FINANCIAL HIGHLIGHTS

$ in thousands, except share and per share data

Operating Data	Three Months Ended December 31,				Year Ended December 31,			
	2012	2011	$ Change	% Change	2012	2011	$ Change	% Change
Total revenues	$ 155,686	$ 104,934	$ 50,752	48.4%	$ 491,290	$ 386,767	$ 104,523	27.0%
Operating income	40,810 [1]	30,646	10,164	33.2%	115,915 [1]	98,773	17,142	17.4%
Net income attributable to ACC	23,655 [1]	15,835	7,820		56,636 [1]	56,629	7	
Net income per share - basic	0.23	0.22			0.66	0.81		
Net income per share - diluted	0.23	0.22			0.65	0.80		
FFO	58,473 [1]	39,391	19,082	48.4%	168,355 [1]	132,287	36,068	27.3%
FFO per share—diluted	0.57	0.54			1.95	1.87		
FFOM	57,070 [1]	36,693	20,377	55.5%	165,015 [1]	128,079	36,936	28.8%
FFOM per share—diluted	0.56	0.50			1.91	1.81		
FFOM (excluding acquisition-related costs)	60,397	37,551	22,846	60.8%	174,662	129,616	45,046	34.8%
FFOM per share (excluding acquisition-related costs)	0.59	0.52			2.02	1.83		

Operating Statistics	December 31, 2012	December 31, 2011
Debt to gross asset value[2]	37.7%	42.0%
Debt to total market capitalization[3, 4]	29.5%	30.4%
Unencumbered asset value to unsecured debt[5]	477.0%	342.0%
Secured debt to gross asset value	26.6%	27.5%
Interest coverage[6]	3.73	3.21
Net debt to EBITDA[7]	6.31	6.62

1. Includes $3.3 million and $9.7 million for the three months and year ended December 31, 2012, respectively, of acquisition-related costs such as broker fees, due diligence costs and legal and accounting fees.
2. Gross asset value is the book value of the company's total assets, calculated in accordance with generally accepted accounting principles, excluding accumulated depreciation and our on-campus participating properties.
3. Excludes debt related to our on-campus participating properties totaling $76.7 million and $79.3 million as of December 31, 2012 and December 31, 2011, respectively, as well as net unamortized debt premiums of $86.6 million and $5.1 million as of December 31, 2012 and December 31, 2011, respectively.
4. Market capitalization is calculated based on a common share price of $46.13 and $41.96 as of December 31, 2012 and December 31, 2011, respectively, and fully diluted common shares totaling 106,488,084 and 74,322,409 as of December 31, 2012 and December 31, 2011, respectively.
5. Unencumbered asset value is the sum of (i) the company's undepreciated real estate assets which are not subject to secured debt; and (ii) all other assets, excluding accounts receivable and intangibles, for such properties.
6. Based on earnings before interest, taxes, depreciation, and amortization ("EBITDA"), as defined in the company's Credit Facility Agreement, and cash interest expense of $227.1 million and $60.9 million, respectively, for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties and Hampton Roads unconsolidated joint venture.
7. Net debt is calculated as total debt less cash on hand. 2012 EBITDA includes an additional $95.4 million of budgeted EBITDA for properties purchased during 2012 so that a full 12 months of EBITDA is reflected for such properties. 2011 EBITDA includes an additional $17.0 million of actual EBITDA for properties purchased during 2011 so that a full 12 months of EBITDA is reflected for such properties.

AMERICAN CAMPUS COMMUNITIES | 1

AMERICAN CAMPUS COMMUNITIES CONSOLIDATED BALANCE SHEETS $ in thousands December 31, 20121 December 31, 2011 (unaudited) Assets Investments in real estate: Wholly-owned properties, net 4,871,376 $ 2,761,757 $ Wholly-owned properties held for sale - 27,300 On-campus participating properties, net 57,346 59,850 Investments in real estate, net 4,928,722 2,848,907 Cash and cash equivalents 21,454 22,399 Restricted cash 36,790 22,956 Student contracts receivable, net 7,287 5,324 Other assets 124,709 108,996 Total assets 5,118,962 $ 3,008,582 $ Liabilities and equity Liabilities: Secured mortgage, construction and bond debt 1,509,105 $ 858,530 $ Unsecured term loan 350,000 200,000 Unsecured revolving credit facility 258,000 273,000 Secured agency facility 104,000 116,000 Accounts payable and accrued expenses 56,046 36,884 Other liabilities 107,223 77,840 Total liabilities 2,384,374 1,562,254 Redeemable noncontrolling interests 57,534 42,529 Equity: American Campus Communities, Inc. and Subsidiaries stockholders' equity: Common stock 1,043 725 Additional paid in capital 3,001,520 1,664,416 Accumulated earnings and dividends (347,521) (286,565) Accumulated other comprehensive loss (6,661) (3,360) 2,648,381 1,375,216 Noncontrolling interests 28,673 28,583 Total equity 2,677,054 1,403,799 Total liabilities and equity 5,118,962 $ 3,008,582 $ Total American Campus Communities, Inc. and Subsidiaries stockholders' equity 2 1. Balance sheet amounts represent preliminary purchase price allocations for properties acquired as part of the Campus Acquisitions and Kayne Anderson portfolio acquisitions. Such allocations will be finalized upon filing of the company’s Form 10-K.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

$ in thousands, except share and per share data

	Three Months Ended December 31, 2012 (unaudited)	Three Months Ended December 31, 2011 (unaudited)	Three Months $ Change	Year Ended December 31, 2012 (unaudited)	Year Ended December 31, 2011	Year $ Change
Revenues						
Wholly-owned properties	$ 143,706	$ 93,292	$ 50,414	$ 448,052	$ 345,411	$ 102,641
On-campus participating properties	8,400	8,137	263	26,166	25,252	914
Third-party development services	1,147	1,347	(200)	8,574	7,497	1,077
Third-party management services	1,810	1,827	(17)	6,893	7,254	(361)
Resident services	623	331	292	1,605	1,353	252
Total revenues	155,686	104,934	50,752	491,290	386,767	104,523
Operating expenses						
Wholly-owned properties	61,586 [1]	41,049	20,537	210,307 [1]	163,857	46,450
On-campus participating properties	2,767	2,685	82	11,073	10,180	893
Third-party development and management services	2,885	3,567	(682)	10,898	11,368	(470)
General and administrative	7,205 [2]	3,821	3,384	22,965 [2]	12,752	10,213
Depreciation and amortization	39,046	22,182	16,864	115,884	86,229	29,655
Ground/facility leases	1,387	984	403	4,248	3,608	640
Total operating expenses	114,876	74,288	40,588	375,375	287,994	87,381
Operating income	40,810	30,646	10,164	115,915	98,773	17,142
Nonoperating income and (expenses)						
Interest income	402	209	193	1,760	582	1,178
Interest expense	(16,986) [3]	(12,665)	(4,321)	(56,577) [3]	(51,593)	(4,984)
Amortization of deferred financing costs	(1,435)	(1,332)	(103)	(4,482)	(5,107)	625
(Loss) income from unconsolidated joint ventures	-	(574)	574	444	(641)	1,085
Other nonoperating income	397	-	397	411	-	411
Total nonoperating expenses	(17,622)	(14,362)	(3,260)	(58,444)	(56,759)	(1,685)
Income before income taxes and discontinued operations	23,188	16,284	6,904	57,471	42,014	15,457
Income tax provision	(232)	(60)	(172)	(725)	(433)	(292)
Income from continuing operations	22,956	16,224	6,732	56,746	41,581	15,165
Discontinued operations						
(Loss) income attributable to discontinued operations	(190)	(337)	147	771	1,585	(814)
Loss from early extinguishment of debt	(1,591)	-	(1,591)	(1,591)	-	(1,591)
Gain from disposition of real estate	4,229	232	3,997	4,312	14,806	(10,494)
Total discontinued operations	2,448	(105)	2,553	3,492	16,391	(12,899)
Net income	25,404	16,119	9,285	60,238	57,972	2,266
Net income attributable to noncontrolling interests	(1,749)	(284)	(1,465)	(3,602)	(1,343)	(2,259)
Net income attributable to American Campus Communities, Inc. and Subsidiaries	$ 23,655	$ 15,835	$ 7,820	$ 56,636	$ 56,629	$ 7
Other comprehensive income (loss)						
Change in fair value of interest rate swaps	890	748	142	(3,301)	2,143	(5,444)
Comprehensive income	$ 24,545	$ 16,583	$ 7,962	$ 53,335	$ 58,772	$ (5,437)
Net income per share attributable to American Campus Communities, Inc. and Subsidiaries common stockholders						
Basic	$ 0.23	$ 0.22		$ 0.66	$ 0.81	
Diluted	$ 0.23	$ 0.22		$ 0.65	$ 0.80	
Weighted-average common shares outstanding						
Basic	100,517,983	71,295,963		84,711,584	69,243,203	
Diluted	102,248,249	72,746,157		85,309,451	69,807,394	

1. Wholly-owned properties operating expenses for the three months and year ended December 31, 2012 include $0.3 million and $1.8 million, respectively, of acquisition-related costs such as broker fees, due diligence costs and legal and accounting fees.
2. General and administrative expenses for the three months and year ended December 31, 2012 include $2.8 million and $7.5 million, respectively, of acquisition-related costs such as due diligence costs and legal and accounting fees related to our recent portfolio acquisitions in September 2012 and November 2012.
3. Interest expense for the three months and year ended December 31, 2012, respectively, includes $0.2 million and $0.4 million of acquisition-related costs associated with bridge loan commitments obtained in connection with our recent portfolio acquisitions in September 2012 and November 2012.

AMERICAN CAMPUS COMMUNITIES | 3

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS

Unaudited, $ in thousands, except share and per share data

	Three Months Ended December 31,			Year Ended December 31,		
	2012	2011	$ Change	2012	2011	$ Change
Net income attributable to American Campus Communities, Inc. and Subsidiaries	$ 23,655	$ 15,835	$ 7,820	$ 56,636	$ 56,629	$ 7
Noncontrolling interests[1]	407	284	123	1,205	1,343	(138)
Gain from disposition of real estate	(4,229)	(232)	(3,997)	(4,312)	(14,806)	10,494
Loss (income) from unconsolidated joint ventures	-	574	(574)	(444)	641	(1,085)
FFO from unconsolidated joint ventures[2]	-	(557)	557	429	(576)	1,005
Real estate related depreciation and amortization	38,640	22,382	16,258	114,841	87,951	26,890
Elimination of provision for asset impairment - wholly-owned properties[3]	-	559	(559)	-	559	(559)
Elimination of provision for asset impairment - unconsolidated joint ventures[4]	-	546	(546)	-	546	(546)
Funds from operations ("FFO")	**58,473**	**39,391**	**19,082**	**168,355**	**132,287**	**36,068**
Elimination of operations of on-campus participating properties						
Net income from on-campus participating properties	(2,703)	(2,498)	(205)	(3,238)	(3,074)	(164)
Amortization of investment in on-campus participating properties	(1,163)	(1,138)	(25)	(4,644)	(4,468)	(176)
	54,607	35,755	18,852	160,473	124,745	35,728
Modifications to reflect operational performance of on-campus participating properties						
Our share of net cash flow[5]	498	564	(66)	2,065	2,190	(125)
Management fees	374	374	-	1,188	1,144	44
Impact of on-campus participating properties	872	938	(66)	3,253	3,334	(81)
Elimination of loss from early extinguishment of debt[6]	1,591	-	1,591	1,591	-	1,591
Elimination of gain on debt restructuring - unconsolidated joint venture[7]	-	-	-	(424)	-	(424)
Loss on remeasurement of equity method investment[8]	-	-	-	122	-	122
Funds from operations-modified ("FFOM")	**$ 57,070**	**$ 36,693**	**$ 20,377**	**$ 165,015**	**$ 128,079**	**$ 36,936**
FFO per share - diluted	**$ 0.57**	**$ 0.54**		**$ 1.95**	**$ 1.87**	
FFOM per share - diluted	**$ 0.56**	**$ 0.50**		**$ 1.91**	**$ 1.81**	
Weighted average common shares outstanding - diluted	**102,362,377**	**72,860,285**		**86,375,470**	**70,834,789**	
Acquisition-related costs	$ 3,327	$ 858		$ 9,647	$ 1,537	
FFOM (excluding acquisition-related costs)	**$ 60,397**	**$ 37,551**		**$ 174,662**	**$ 129,616**	
FFOM per share (excluding acquisition-related costs)	**$ 0.59**	**$ 0.52**		**$ 2.02**	**$ 1.83**	

1. Excludes $0.4 million and $1.4 million for the three months and year ended December 31, 2012, respectively, of income attributable to the noncontrolling partner in The Varsity, a property purchased in December 2011 from a seller that retained a 20.5% noncontrolling interest in the property. Also excludes $1.0 million for both the three months and year ended December 31, 2012, of income attributable to the seller of University Edge, a property subject to a pre-sale arrangement that was consolidated for financial reporting purposes prior to our purchase of the property in December 2012.
2. Represents our 10% share of FFO from a joint venture with Fidelity ("Fund II") in which we were a noncontrolling partner. In January 2012, we purchased the full ownership interest in the one remaining property owned by Fund II (University Heights). Subsequent to the acquisition, the property is now wholly-owned and is consolidated by the company.
3. Represents an impairment charge recorded for Pirates Cove, a property sold in April 2012.
4. Represents our share of impairment charges recorded for properties owned through our unconsolidated Fidelity Joint Ventures.
5. 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures. Represents actual cash received for the year-to-date periods and amounts accrued for the interim periods.
6. Represents losses associated with the early pay-off of mortgage loans for Brookstone Village and Campus Walk in connection with the sale of those properties in October 2012. Such costs are excluded from gains from disposition of real estate reported in accordance with GAAP. However, we view the losses from early extinguishment of debt associated with the sales of real estate as an incremental cost of the sale transactions because we extinguished the debt in connection with the consummation of the sale transactions and we had no intent to extinguish the debt absent such transactions. We believe that adjusting FFO to exclude these losses more appropriately reflects the results of our operations exclusive of the impact of our disposition transactions.
7. Immediately prior to our purchase of University Heights from Fund II (see Note 2), Fund II negotiated a Settlement Agreement with the lender of the property's mortgage loan whereby the lender agreed to accept a discounted amount that was less than the original principal amount of the loan as payment in full. Accordingly, Fund II recorded a gain on debt restructuring to reflect the discounted payoff. Our 10% share of such gain is reflected above as an adjustment to FFOM.
8. Represents a non-cash loss recorded to remeasure our equity method investment in Fund II to fair value as a result of our purchase of the full ownership interest in University Heights from Fund II in January 2012.

AMERICAN CAMPUS COMMUNITIES | 4

WHOLLY-OWNED PROPERTY RESULTS OF OPERATIONS[1]

$ in thousands

	Three Months Ended December 31,				Year Ended December 31,			
	2012	2011	$ Change	% Change	2012	2011	$ Change	% Change
Wholly-owned property revenues								
Same store properties	$ 93,762	$ 91,586	$ 2,176	2.4%	$ 344,447	$ 335,465	$ 8,982	2.7%
New properties	50,567	2,037	48,530		105,210	11,299	93,911	
Total revenues[2]	**$ 144,329**	**$ 93,623**	**$ 50,706**	**54.2%**	**$ 449,657**	**$ 346,764**	**$ 102,893**	**29.7%**
Wholly-owned property operating expenses								
Same store properties	$ 40,338	$ 39,478	$ 860	2.2%	$ 159,986	$ 157,084	$ 2,902	1.8%
New properties	21,248 [3]	1,571	19,677		50,321 [3]	6,773	43,548	
Total operating expenses	**$ 61,586**	**$ 41,049**	**$ 20,537**	**50.0%**	**$ 210,307**	**$ 163,857**	**$ 46,450**	**28.3%**
Wholly-owned property net operating income								
Same store properties	$ 53,424	$ 52,108	$ 1,316	2.5%	$ 184,461	$ 178,381	$ 6,080	3.4%
New properties	29,319	466	28,853		54,889	4,526	50,363	
Total net operating income	**$ 82,743**	**$ 52,574**	**$ 30,169**	**57.4%**	**$ 239,350**	**$ 182,907**	**$ 56,443**	**30.9%**

Note: The same store grouping above represents properties owned or operated for the entire comparative periods presented. The fourth quarter same store grouping includes properties purchased or developed prior to October 1, 2011. The year-to-date same store grouping includes properties purchased or developed prior to January 1, 2011.

1. Does not include sold properties that are included in discontinued operations on the accompanying consolidated statements of comprehensive income.
2. Includes revenues that are reflected as Resident Services Revenue on the accompanying consolidated statements of comprehensive income.
3. Operating expenses for the three months and year ended December 31, 2012 include $0.3 million and $1.8 million, respectively, of acquisition-related costs such as broker fees, due diligence costs and legal and accounting fees.

AMERICAN CAMPUS COMMUNITIES | 5

SEASONALITY OF OPERATIONS[1]

$ in thousands, except for per bed amounts

AMERICAN CAMPUS COMMUNITIES

	Three Months Ended					
	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	Total/Weighted Average-Last 12 Months[2]
Same store properties						
Revenue per occupied bed						
Rental revenue per occupied bed per month	$ 524	$ 524	$ 518	$ 518	$ 541	$ 525
Other income per occupied bed per month[3]	31	35	39	55	31	40
Total revenue per occupied bed	$ 555	$ 559	$ 557	$ 573	$ 572	$ 565
Average number of owned beds	52,632	52,632	52,632	52,632	52,632	52,632
Average physical occupancy for the quarter	98.4%	98.5%	94.7%	95.3%	97.4%	96.5%
Total revenue	$ 86,263	$ 86,940	$ 83,236	$ 86,309	$ 87,962	$ 344,447
Property operating expenses	37,072	37,570	37,929	47,078	37,519	160,096
Net operating income	$ 49,191	$ 49,370	$ 45,307	$ 39,231	$ 50,443	$ 184,351
Operating margin	*57.0%*	*56.8%*	*54.4%*	*45.5%*	*57.3%*	*53.5%*
New properties[4]						
Revenue per occupied bed						
Rental revenue per occupied bed per month	$ 530	$ 581	$ 586	$ 599	$ 649	$ 621
Other income per occupied bed per month[3]	57	85	75	64	60	66
Total revenue per occupied bed	$ 587	$ 666	$ 661	$ 663	$ 709	$ 687
Average number of owned beds	4,500	6,924	7,295	12,791	27,668	13,669
Average physical occupancy for the quarter	92.9%	87.1%	86.7%	95.4%	95.8%	93.4%
Total revenue	$ 7,360	$ 12,054	$ 12,532	$ 24,257	$ 56,367	$ 105,210
Property operating expenses	3,977	5,748	6,792	13,604	24,067	50,211
Net operating income	$ 3,383	$ 6,306	$ 5,740	$ 10,653	$ 32,300	$ 54,999
Operating margin	*46.0%*	*52.3%*	*45.8%*	*43.9%*	*57.3%*	*52.3%*
ALL PROPERTIES						
Revenue per occupied bed						
Rental revenue per occupied bed per month	$ 524	$ 530	$ 526	$ 534	$ 578	$ 545
Other income per occupied bed per month[3]	33	40	43	57	41	45
Total revenue per occupied bed	$ 557	$ 570	$ 569	$ 591	$ 619	$ 590
Average number of owned beds	57,132	59,556	59,927	65,423	80,300	66,301
Average physical occupancy for the quarter	98.0%	97.2%	93.7%	95.3%	96.8%	95.8%
Total revenue	$ 93,623	$ 98,994	$ 95,768	$ 110,566	$ 144,329	$ 449,657
Property operating expenses	41,049	43,318	44,721	60,682	61,586	210,307
Net operating income	$ 52,574	$ 55,676	$ 51,047	$ 49,884	$ 82,743	$ 239,350
Operating margin	*56.2%*	*56.2%*	*53.3%*	*45.1%*	*57.3%*	*53.2%*

Note: The same store grouping above includes properties owned or operating for the entire year ended December 31, 2011 (i.e. properties purchased or developed prior to January 1, 2011.)

1. Does not include sold properties that are included in discontinued operations on the accompanying consolidated statements of comprehensive income.
2. For the four most recently completed fiscal quarters.
3. Other income is all income other than Net Student Rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, income from retail tenants, etc.
4. Includes the following properties opened or acquired in 2011 and 2012: Villas at Babcock, Villas on Sycamore, Lobo Village, University Village Northwest, Eagles Trail, U Club Townhomes on Woodward, 26 West, The Varsity, The Plaza on University (formerly University Shoppes), University Heights-Knoxville, Avalon Heights, University Commons, The Block, The Retreat, University Edge, the 15-property Campus Acquisitions portfolio acquired in September 2012, 11 properties that completed construction and opened for operations in August and September 2012 and the 19-property Kayne Anderson portfolio acquired in November 2012. Also includes Campus Trails, a 480-bed property that incurred business interruption due to significant property damage resulting from a fire in April 2010. The 72 beds damaged by the fire reopened for occupancy in August 2011.

AMERICAN CAMPUS COMMUNITIES | 6

AMERICAN CAMPUS COMMUNITIES CAPITAL STRUCTURE AS OF DECEMBER 31, 2012 $ in thousands, except share and per share data Gross Asset Value1 5,458,085 $ Unencumbered Asset Value2 2,900,372 $ Total Debt3 2,057,837 $ Total Equity Market Value4 4,912,295 Total Market Capitalization 6,970,132 $ Debt to Gross Asset Value 37.7% Debt to Total Market Capitalization 29.5% Unencumbered Asset Value to Unsecured Debt 477.0% Secured Debt to Gross Asset Value 26.6% Interest Coverage5 3.73 Net Debt to EBITDA6 6.31 Principal Outstanding3 Weighted Average Interest Rate Average Term To Maturity Fixed Rate Mortgage Loans 1,288,482 $ 5.5% 4.8 Yrs Variable Rate Construction Loans 57,355 2.6% 1.4 Yrs Unsecured Revolving Credit Facility 258,000 2.0% 3.0 Yrs Unsecured Term Loan 350,000 2.5% 4.0 Yrs Secured Agency Facility 104,000 2.3% 1.7 Yrs Total/Weighted Average 2,057,837 $ 4.3% 4.2 Yrs 20 Interest rates appearing on each bar represent the weighted average interest rate of debt maturing in that year. Fixed Rate Mortgage Loans Maturity Schedule Market Capitalization & Debt Covenants $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022+ $74,875 $157,637 $220,340 $205,611 $118,901 $71,260 $0 $89,948 $273,953 $75,957 6.00% 5.21% 5.45% 5.92% 4.44% 5.78% 5.49% 5.63% 5.49% 1. Gross asset value is the book value of the company’s total assets calculated in accordance with generally accepted accounting principles, excluding accumulated depreciation and our on-campus participating properties. 2. Unencumbered asset value is the sum of (i) the company’s undepreciated real estate assets which are not subject to secured debt; and (ii) all other assets, excluding accounts receivable and intangibles, for such properties. 3. Excludes debt related to our on-campus participating properties totaling $76.7 million with a weighted average interest rate of 7.2% and average term maturity of 7.3 years. Also excludes net unamortized debt premiums of $86.6 million. 4. Based on share price of $46.13 and fully diluted share count of 106,488,084 as of December 31, 2012. Assumes conversion of 1,247,204 common and preferred Operating Partnership units and 575,668 unvested restricted stock awards. 5. Based on earnings before interest, taxes, depreciation, and amortization (“EBITDA”), as defined in the company’s Credit Facility Agreement, and cash interest expense of $227.1 million and $60.9 million, respectively, for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties and Hampton Roads unconsolidated joint venture. 6. Net debt is calculated as total debt less cash on hand as of December 31, 2012. Includes an additional $95.4 million of budgeted EBITDA for properties owned less than 12 months so that a full 12 months of EBITDA is reflected for such properties. 7

PORTFOLIO OVERVIEW
Summary

Property Type	Units	Beds	Physical Occupancy at December 31, 2012	Physical Occupancy at December 31, 2011
Same Store Wholly-owned Properties	**17,497**	**56,384**	**97.4%**	**98.1%**
New Wholly-owned Properties[1]				
New Development Properties[2]	1,915	6,703	95.2%	n/a
New Acquisition Properties[3]	2,260	6,740	97.3%	n/a
Campus Acquisitions Portfolio[4]	2,498	6,579	94.1%	n/a
Kayne Anderson Portfolio[5]	4,080	11,683	93.3%	n/a
New Wholly-owned Properties - Total	**10,753**	**31,705**	**94.7%**	**n/a**
Wholly-owned Properties - Total	**28,250**	**88,089**	**96.4%**	**98.1%** [6]
On-campus Participating Properties	1,863	4,519	96.7%	96.7%

Note: The same store grouping above includes all properties owned by the company as of December 31, 2011.

1. Two properties currently undergoing redevelopment, U Club Townhomes on Woodward and The Plaza on University (formerly University Shoppes), are excluded from the new property grouping for both periods presented.
2. Includes 11 properties that completed construction and opened for operations in August and September 2012.
3. Includes the following properties: (1) 26 West, a 1,026-bed property purchased in December 2011; (2) The Varsity, a 901-bed property purchased in December 2011; (3) University Heights, a 636-bed property purchased from one of the Fidelity Joint Ventures in January 2012; (4) Avalon Heights, a 754-bed property purchased in May 2012; (5) University Commons, a 480-bed property purchased in June 2012; (6) The Block, a 1,555-bed property purchased in August 2012; and (7) The Retreat, a 780-bed property purchased in September 2012. Also includes University Edge, a 608-bed property that was previously subject to a pre-sale agreement and was purchased by the company in December 2012.
4. The company acquired this 15-property portfolio in September 2012.
5. The company acquired this 19-property portfolio in November 2012.
6. Excludes properties that were not owned as of December 31, 2011.

AMERICAN CAMPUS COMMUNITIES | 8

2013/2014 LEASING STATUS

Wholly-owned properties – summary

AMERICAN CAMPUS COMMUNITIES

Applications + Leases	Current Year: Applications + Leases[1]	Current Year: Rentable Beds[2]	Current Year: % of Rentable Beds	Prior Year: Applications + Leases[1]	Prior Year: Rentable Beds[2]	Prior Year: % of Rentable Beds	Design Beds	Final Fall 2012 Occupancy[3]
Q4 2013 Same Store Wholly-owned Properties								
Legacy Properties	30,939	64,842	47.7%	35,018	64,839	54.0%	65,622	97.0%
2012 Acquisitions-Campus Acquisitions Portfolio	3,080	6,532	47.2%	n/a	n/a	n/a	6,579	93.9%
2012 Acquisitions-Other	2,015	4,188	48.1%	115	627	18.3% [4]	4,205	98.7%
Subtotal-Q4 2013 Same Store Wholly-owned Properties	**36,034**	**75,562**	**47.7%**	**35,133**	**65,466**	**53.7%** [4]	**76,406**	**96.9%**
New Wholly-owned Properties								
Kayne Anderson Portfolio	5,149	12,035	42.8%	n/a	n/a	n/a	12,049	92.2%
2013 Development Properties	3,602	4,523	79.6%	n/a	n/a	n/a	4,553	n/a
Subtotal-New Wholly-owned Properties	**8,751**	**16,558**	**52.9%**	**n/a**	**n/a**	**n/a**	**16,602**	**92.2%** [4]
Total-Wholly-owned Properties	**44,785**	**92,120**	**48.6%**	**35,133**	**65,466**	**53.7%** [4]	**93,008**	**96.2%** [4]

Leases	Current Year: Leases[1]	Current Year: Rentable Beds[2]	Current Year: % of Rentable Beds	Prior Year: Leases[1]	Prior Year: Rentable Beds[2]	Prior Year: % of Rentable Beds	Design Beds	Final Fall 2012 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[5]
Q4 2013 Same Store Wholly-owned Properties										
Legacy Properties	27,982	64,842	43.2%	30,329	64,839	46.8%	65,622	97.0%	2.5%	2.5%
2012 Acquisitions-Campus Acquisitions Portfolio	2,873	6,532	44.0%	n/a	n/a	n/a	6,579	93.9%	-0.9%	-1.0%
2012 Acquisitions-Other	1,851	4,188	44.2%	77	627	12.3% [4]	4,205	98.7%	2.7%	2.7%
Subtotal-Q4 2013 Same Store Wholly-owned Properties	**32,706**	**75,562**	**43.3%**	**30,406**	**65,466**	**46.4%** [4]	**76,406**	**96.9%**	**2.2%**	**2.1%**
New Wholly-owned Properties										
Kayne Anderson Portfolio	4,648	12,035	38.6%	n/a	n/a	n/a	12,049	92.2%	0.3%	0.3%
2013 Development Deliveries	2,998	4,523	66.3%	n/a	n/a	n/a	4,553	n/a	n/a	n/a
Subtotal-New Wholly-owned Properties	**7,646**	**16,558**	**46.2%**	**n/a**	**n/a**	**n/a**	**16,602**	**92.2%** [4]	**n/a**	**n/a**
Total-Wholly-owned Properties	**40,352**	**92,120**	**43.8%**	**30,406**	**65,466**	**46.4%** [4]	**93,008**	**96.2%** [4]	**n/a**	**n/a**

Note: The same store grouping presented above for purposes of disclosing the pre-leasing status for the upcoming 2013/2014 academic year represents properties that will be classified as same store properties during the fourth quarter 2013 (the first full quarter of operations in the 2013/2014 academic year.) This represents properties purchased or developed prior to October 1, 2012.

1. As of February 8, 2013 for the current year and February 8, 2012 for the prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2012.
4. Properties not owned or under ACC management during the prior year are excluded for purposes of calculating the prior year percentage of rentable beds and final fall 2012 occupancy.
5. Projected rate increase is based on current executed leases and assumes all future leases will be executed at currently marketed rates up to targeted occupancy.

AMERICAN CAMPUS COMMUNITIES | 9

2013/2014 LEASING STATUS

Q4 2013 same store legacy properties with final fall 2012 occupancy of 98% or greater

		Current Year			Prior Year						
		Leases[1]	Rentable Beds[2]	% of Rentable Beds	Leases[1]	Rentable Beds[2]	% of Rentable Beds	Design Beds	Final Fall 2012 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[4]
1.	26 West-Austin, TX	981	1,013	96.8%	698	1,015	68.8%	1,026	99.5%	8.4%	8.7%
2.	University Crossings-Philadelphia, PA	990	1,007	98.3%	930	1,005	92.5%	1,016	99.4%	5.2%	5.8%
3.	Casas del Rio-Albuquerque, NM (ACE)	365	1,006	36.3%	339	1,000	33.9%	1,028	99.5%	5.3%	5.3%
4.	The View-Lincoln, NE	187	588	31.8%	139	588	23.6%	590	100.0%	5.1%	5.1%
5.	Campus Corner-Bloomington, IN	409	786	52.0%	557	786	70.9%	796	99.2%	4.7%	5.0%
6.	University Meadows-Mt. Pleasant, MI	442	616	71.8%	559	616	90.7%	616	98.5%	4.7%	4.7%
7.	Hilltop Townhomes-Flagstaff, AZ (ACE)	422	569	74.2%	565	569	99.3%	576	99.3%	4.3%	4.6%
8.	2nd Avenue Centre-Gainesville, FL	844	858	98.4%	813	858	94.8%	868	99.5%	3.8%	4.5%
9.	Aztec Corner-San Diego, CA	230	593	38.8%	254	593	42.8%	606	98.3%	4.3%	4.3%
10.	Chapel Ridge-Chapel Hill, NC	253	535	47.3%	276	535	51.6%	544	98.9%	4.3%	4.3%
11.	The Callaway House-College Station, TX	480	527	91.1%	394	527	74.8%	538	104.1%	4.2%	4.2%
12.	Campus Edge on UTA Boulevard-Arlington, TX	223	483	46.2%	181	483	37.5%	488	100.0%	4.2%	4.2%
13.	University Oaks-Columbia, SC	641	655	97.9%	446	653	68.3%	662	99.1%	3.7%	4.1%
14.	The Suites-Flagstaff, AZ (ACE)	285	537	53.1%	282	537	52.5%	550	99.1%	4.1%	4.1%
15.	Royal Village-Gainesville, FL	407	441	92.3%	433	441	98.2%	448	98.0%	3.3%	4.0%
16.	Campus Way-Tuscaloosa, AL	227	671	33.8%	198	671	29.5%	680	98.8%	3.9%	3.9%
17.	U Club Townhomes on Marion Pugh-College Station, TX	629	633	99.4%	628	633	99.2%	640	99.4%	3.1%	3.9%
18.	The Edge-Charlotte, NC	447	713	62.7%	247	720	34.3%	720	98.9%	3.8%	3.8%
19.	University Greens-Norman, OK	330	511	64.6%	263	512	51.4%	516	98.8%	3.7%	3.7%
20.	University Heights-Birmingham, AL	199	520	38.3%	146	520	28.1%	528	99.4%	3.7%	3.7%
21.	University Walk-Charlotte, NC	119	474	25.1%	113	480	23.5%	480	99.0%	3.7%	3.7%
22.	U Club on Frey-Kennesaw, GA	301	450	66.9%	452	450	100.4%	456	99.1%	3.8%	3.6%
23.	Olde Towne University Square-Toledo, OH	378	548	69.0%	313	548	57.1%	550	100.2%	3.3%	3.6%
24.	Chapel View-Chapel Hill, NC	123	349	35.2%	151	349	43.3%	358	98.0%	3.5%	3.5%
25.	University Village at Boulder Creek-Boulder, CO	295	299	98.7%	295	299	98.7%	309	98.7%	3.5%	3.5%
26.	Abbott Place-East Lansing, MI	284	646	44.0%	384	646	59.4%	654	99.4%	3.5%	3.5%
27.	Eagles Trail-Hattiesburg, MS	157	781	20.1%	93	788	11.8%	792	98.7%	3.2%	3.5%
28.-30.	The Summit & Jacob Heights-Mankato, MN	391	914	42.8%	551	914	60.3%	930	98.6%	3.4%	3.4%
31.	Villas on Rensch-Amherst, NY	336	600	56.0%	172	600	28.7%	610	99.0%	3.4%	3.4%
32.	State College Park-State College, PA	639	743	86.0%	622	742	83.8%	752	99.3%	2.9%	3.4%
33.-35.	University Village -Tallahassee, FL	629	716	87.8%	709	716	99.0%	716	99.4%	3.3%	3.3%
36.	Callaway Villas-College Station, TX	178	691	25.8%	286	691	41.4%	704	99.3%	3.1%	3.1%
37.	Lobo Village-Albuquerque, NM (ACE)	177	848	20.9%	556	844	65.9%	864	99.0%	3.1%	3.1%
38.	The Estates-Gainesville, FL	509	1,029	49.5%	508	1,029	49.4%	1,044	98.3%	3.0%	3.0%
39.-40.	Willowtree Apartments and Towers-Ann Arbor, MI	347	843	41.2%	300	843	35.6%	851	99.5%	3.0%	3.0%
41.	University Village-Prairie View, TX (ACE)[5]	0	142	0.0%	0	142	0.0%	144	100.0%	3.0%	3.0%

1. As of February 8, 2013 for the current year and February 8, 2012 for the prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2012.
4. Projected rate increase is based on current executed leases and assumes all future leases will be executed at currently marketed rates up to targeted occupancy.
5. Property is leased under the University on-campus assignment process.

AMERICAN CAMPUS COMMUNITIES | 10

2013/2014 LEASING STATUS

Q4 2013 same store legacy properties with final fall 2012 occupancy of 98% or greater, continued

		Current Year			Prior Year						
		Leases[1]	Rentable Beds[2]	% of Rentable Beds	Leases[1]	Rentable Beds[2]	% of Rentable Beds	Design Beds	Final Fall 2012 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[4]
42.	Sunnyside Commons-Morgantown, WV	160	161	99.4%	162	161	100.6%	161	100.6%	2.9%	2.9%
43.	Sanctuary Lofts-San Marcos, TX	204	482	42.3%	250	482	51.9%	487	98.2%	2.9%	2.9%
44.	University Club Apartments-Gainesville, FL	143	373	38.3%	196	373	52.5%	376	98.1%	2.9%	2.9%
45.	Nittany Crossing-State College, PA	504	674	74.8%	607	674	90.1%	684	99.3%	2.7%	2.7%
46.	The Centre-Kalamazoo, MI	174	698	24.9%	243	698	34.8%	700	99.1%	2.7%	2.7%
47.	University Village at Sweethome-Amherst, NY	143	815	17.5%	149	815	18.3%	828	99.2%	2.7%	2.7%
48.	Hawks Landing-Oxford, OH	292	480	60.8%	449	480	93.5%	484	98.8%	2.7%	2.7%
49.	University Pines-Statesboro, GA	108	547	19.7%	178	547	32.5%	552	98.7%	2.7%	2.7%
50.	The Village at Overton Park-Lubbock, TX	308	603	51.1%	335	599	55.9%	612	98.7%	2.6%	2.6%
51.	The Edge-Orlando, FL	203	918	22.1%	437	918	47.6%	930	98.6%	2.5%	2.5%
52.	The Club-Athens, GA	175	473	37.0%	342	473	72.3%	480	98.1%	2.5%	2.5%
53.	The Highlands-Reno, NV	147	722	20.4%	178	721	24.7%	732	98.9%	2.4%	2.4%
54.	Peninsular Place-Ypsilanti, MI	106	471	22.5%	111	471	23.6%	478	99.4%	2.3%	2.3%
55.	Tower at 3rd-Champaigne, IL	240	373	64.3%	225	373	60.3%	375	98.9%	2.0%	2.3%
56.	Aggie Station-Bryan, TX	194	442	43.9%	274	442	62.0%	450	100.0%	2.2%	2.2%
57.	Newtown Crossing-Lexington, KY	578	935	61.8%	658	935	70.4%	942	99.4%	2.2%	2.2%
58.59.	College Club Townhomes-Tallahassee, FL	209	540	38.7%	235	540	43.5%	544	98.3%	2.1%	2.1%
60.	Villas at Chestnut Ridge-Amherst, NY	245	543	45.1%	161	543	29.7%	552	98.9%	2.1%	2.1%
61.	South View-Harrisonburg, VA	530	952	55.7%	698	952	73.3%	960	98.3%	2.0%	2.0%
62.	University Village-Sacramento, CA	147	382	38.5%	115	382	30.1%	394	100.5%	1.9%	1.9%
63.	The Outpost-San Marcos, TX	148	480	30.8%	338	480	70.4%	486	99.0%	2.5%	1.6%
64.	Lion's Crossing-State College, PA	337	688	49.0%	363	688	52.8%	696	99.4%	1.6%	1.6%
65.	The Enclave-Bowling Green, OH	116	480	24.2%	161	480	33.5%	480	98.3%	1.3%	1.3%
66.	GrandMarc Seven Corners-Minneapolis, MN	142	434	32.7%	194	434	44.7%	440	126.4%	1.0%	1.0%
67.	The Village at Science Drive-Orlando, FL	281	724	38.8%	246	724	34.0%	732	98.0%	0.3%	0.3%
68.	The Village at Blacksburg, VA	574	1,046	54.9%	836	1,045	80.0%	1,056	99.5%	2.9%	-1.7%
69.	University Centre-Newark, NJ	244	829	29.4%	525	824	63.7%	838	98.2%	-2.8%	-2.8%
	Subtotal - Q4 2013 Same Store Legacy Properties With Final Fall 2012 Occupancy of 98% or Greater	**20,506**	**39,600**	**51.8%**	**22,519**	**39,597**	**56.9%**	**40,099**	**99.4%**	**3.2%**	**3.1%**

1. As of February 8, 2013 for the current year and February 8, 2012 for the prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2012.
4. Projected rate increase is based on current executed leases and assumes all future leases will be executed at currently marketed rates up to targeted occupancy.

AMERICAN CAMPUS COMMUNITIES | 11

2013/2014 LEASING STATUS

Q4 2013 same store legacy properties with final fall 2012 occupancy between 95% and 98%

		Current Year			Prior Year						
		Leases[1]	Rentable Beds[2]	% of Rentable Beds	Leases[1]	Rentable Beds[2]	% of Rentable Beds	Design Beds	Final Fall 2012 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[4]
1.	Royal Lexington-Lexington, KY	364	362	100.6%	98	362	27.1%	364	97.8%	10.5%	10.5%
2.-3.	University Club Townhomes-Tallahassee, FL	226	728	31.0%	235	728	32.3%	736	95.8%	5.6%	5.6%
4.	Campus Trails-Starkville, MS	212	474	44.7%	349	474	73.6%	480	97.9%	4.1%	4.1%
5.	University Manor-Greenville, NC	149	594	25.1%	200	594	33.7%	600	97.7%	3.8%	3.6%
6.	Barrett Honors-Tempe, AZ (ACE)	618	1,715	36.0%	67	1,715	3.9%	1,721	96.7%	3.5%	3.5%
7.	Burbank Commons - Baton Rouge, LA	81	530	15.3%	125	530	23.6%	532	97.2%	3.2%	3.2%
8.	Uptown-Denton, TX	172	522	33.0%	200	522	38.3%	528	97.0%	2.7%	2.7%
9.	University Crescent-Baton Rouge, LA	214	612	35.0%	279	612	45.6%	612	97.2%	2.4%	2.4%
10.	City Parc at Fry Street-Denton, TX	95	410	23.2%	123	410	30.0%	418	96.7%	2.1%	2.1%
11.	University Trails-Lubbock, TX	271	678	40.0%	266	676	39.3%	684	96.5%	2.0%	2.0%
12.	University Mills-Cedar Falls, IA	159	481	33.1%	260	481	54.1%	481	96.5%	1.9%	1.9%
13.	The Commons-JMU-Harrisonburg, VA	165	524	31.5%	250	524	47.7%	528	96.2%	1.9%	1.9%
14.	Stone Gate-Harrisonburg, VA	670	672	99.7%	430	672	64.0%	672	96.3%	1.9%	1.9%
15.-16.	The Villas at Vista del Sol & Vista del Sol-Tempe, AZ (ACE)	789	2,224	35.5%	1,353	2,224	60.8%	2,266	97.9%	1.8%	1.8%
17.	Lakeside-Athens, GA	151	766	19.7%	320	766	41.8%	776	95.9%	1.8%	1.7%
18.	Villas on Sycamore-Huntsville, TX	228	673	33.9%	266	673	39.5%	680	95.7%	1.4%	1.3%
19.	University Pointe-Lubbock, TX	208	674	30.9%	273	674	40.5%	682	97.4%	1.3%	1.3%
20.	Villas at Babcock-San Antonio, TX	145	786	18.4%	194	786	24.7%	792	96.5%	1.1%	1.1%
21.	University Village-Fresno, CA	73	398	18.3%	113	398	28.4%	406	95.8%	0.8%	0.8%
22.	The Village at Alafaya Club-Orlando, FL	213	829	25.7%	279	829	33.7%	839	96.4%	0.7%	0.7%
23.	The Woods at Greenland-Murfreesboro, TN	29	273	10.6%	43	272	15.8%	276	95.7%	0.7%	0.7%
24.	Northgate Lakes-Oviedo, FL	200	710	28.2%	208	710	29.3%	710	97.0%	0.4%	0.4%
	Subtotal - Q4 2013 Same Store Legacy Properties With Final Fall 2012 Occupancy Between 95% and 98%	**5,432**	**15,635**	**34.7%**	**5,931**	**15,632**	**37.9%**	**15,783**	**96.8%**	**2.4%**	**2.4%**

1. As of February 8, 2013 for the current year and February 8, 2012 for the prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2012.
4. Projected rate increase is based on current executed leases and assumes all future leases will be executed at currently marketed rates up to targeted occupancy.

AMERICAN CAMPUS COMMUNITIES | 12

2013/2014 LEASING STATUS

Q4 2013 same store legacy properties with final fall 2012 occupancy less than 95%

		Current Year			Prior Year						
		Leases[1]	Rentable Beds[2]	% of Rentable Beds	Leases[1]	Rentable Beds[2]	% of Rentable Beds	Design Beds	Final Fall 2012 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[4]
1.	University Place-Charlottesville, VA	73	520	14.0%	98	520	18.8%	528	90.7%	4.4%	4.4%
2.	Pirates Place Townhomes-Greenville, NC	105	523	20.1%	147	523	28.1%	528	91.5%	3.5%	3.3%
3.	Casa de Oro-Glendale, AZ (ACE)[5]	0	348	0.0%	0	348	0.0%	365	57.0%	1.5%	1.5%
4.	The Village on Sixth Avenue-Huntington, WV	89	746	11.9%	106	744	14.2%	752	94.5%	1.4%	1.4%
5.	University Gables-Murfreesboro, TN	119	640	18.6%	81	640	12.7%	648	92.0%	1.4%	1.4%
6.	Raider's Crossing-Murfreesboro, TN	24	275	8.7%	43	275	15.6%	276	91.3%	0.6%	0.6%
7.	The Varsity-College Park, MD[6]	176	890	19.8%	85	890	9.6%	901	93.0%	0.2%	0.2%
8.	Campus Ridge-Johnson City, TN	159	522	30.5%	162	522	31.0%	528	88.8%	-0.6%	-0.6%
9.	University Village-Philadelphia, PA	122	733	16.6%	150	733	20.5%	749	83.2%	-0.7%	-0.7%
10.	The Outpost- San Antonio, TX	62	822	7.5%	159	822	19.3%	828	90.7%	-0.8%	-0.8%
11.	University Edge-Kent, OH	572	600	95.3%	243	600	40.5%	608	90.3%	-0.9%	-0.8%
12.	Blanton Common-Valdosta, GA	190	851	22.3%	235	858	27.4%	860	82.9%	-1.5%	-1.5%
13.	Entrada Real-Tucson, AZ	74	360	20.6%	53	360	14.7%	363	87.1%	-2.0%	-2.0%
14.	University Pointe at College Station-Portland, OR (ACE)	112	959	11.7%	122	957	12.7%	978	87.0%	-2.0%	-2.0%
15	Raiders Pass-Lubbock, TX	167	818	20.4%	195	818	23.8%	828	84.2%	-3.7%	-3.7%
	Subtotal - Q4 2013 Same Store Legacy Properties With Final Fall 2012 Occupancy Less than 95%	**2,044**	**9,607**	**21.3%**	**1,879**	**9,610**	**19.6%**	**9,740**	**87.6%**	**-0.3%**	**-0.3%**
	Total - Q4 2013 Same Store Legacy Properties	**27,982**	**64,842**	**43.2%**	**30,329**	**64,839**	**46.8%**	**65,622**	**97.0%**	**2.5%**	**2.5%**

1. As of February 8, 2013 for the current year and February 8, 2012 for the prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2012.
4. Projected rate increase is based on current executed leases and assumes all future leases will be executed at currently marketed rates up to targeted occupancy.
5. Property is leased under the University on-campus assignment process.
6. The company owns a 79.5% interest in this property.

AMERICAN CAMPUS COMMUNITIES | 13

2013/2014 LEASING STATUS

2012 acquisitions

		Current Year			Prior Year						
		Leases[1]	Rentable Beds[2]	% of Rentable Beds	Leases[1]	Rentable Beds[2]	% of Rentable Beds	Design Beds	Final Fall 2012 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[4]
1	Icon Plaza-Los Angeles, CA	72	253	28.5%	n/a	n/a	n/a	253	104.0%	3.9%	3.9%
2	The Retreat-San Marcos, TX	244	780	31.3%	n/a	n/a	n/a	780	98.6%	3.7%	3.7%
3	Avalon Heights-Tampa Bay, FL	276	748	36.9%	n/a	n/a	n/a	754	99.9%	3.2%	3.2%
4	University Commons-Minneapolis, MN	135	478	28.2%	n/a	n/a	n/a	480	112.9%	2.7%	2.7%
5	Landmark-Ann Arbor, MI	449	600	74.8%	n/a	n/a	n/a	606	101.3%	2.6%	2.6%
6	The Block-Austin, TX	1,045	1,555	67.2%	n/a	n/a	n/a	1,555	98.6%	2.5%	2.5%
7	Campustown-Ames, IA	557	1,206	46.2%	n/a	n/a	n/a	1,206	100.7%	3.2%	1.9%
8	Garnet River Walk-West Colombia, SC	195	470	41.5%	n/a	n/a	n/a	476	98.7%	0.6%	0.6%
9	Union-Waco, TX	74	117	63.2%	n/a	n/a	n/a	120	99.2%	-1.0%	-1.0%
10.-11.	Vintage and Texan West Campus-Austin, TX	292	311	93.9%	n/a	n/a	n/a	311	94.9%	-3.2%	-3.2%
12	The Castilian-Austin, TX	56	606	9.2%	n/a	n/a	n/a	623	105.5%	-5.3%	-5.3%
	Subtotal - 2012 Acquisitions with Final Fall 2012 Occupancy of 98% or Greater	**3,395**	**7,124**	**47.7%**	**n/a**	**n/a**	**n/a**	**7,164**	**100.9%**	**1.4%**	**1.3%**
1.	Chauncey Square-West Lafayette, IN	308	386	79.8%	n/a	n/a	n/a	386	87.3%	3.3%	3.3%
2.	Campustown Rentals-Champaign, IL	208	766	27.2%	n/a	n/a	n/a	766	94.9%	1.7%	1.7%
3.	University Heights-Knoxville, TN	151	627	24.1%	77	627	12.3%	636	86.9%	1.4%	1.4%
4.	Bishops Square-San Marcos, TX	126	315	40.0%	n/a	n/a	n/a	315	88.3%	-1.5%	-1.5%
5.	River Mill-Athens, GA	189	459	41.2%	n/a	n/a	n/a	461	84.8%	-2.7%	-2.7%
6.	309 Green-Champagne, IL	180	416	43.3%	n/a	n/a	n/a	416	90.1%	-4.5%	-4.5%
7.	Lofts54-Champaigne, IL	117	172	68.0%	n/a	n/a	n/a	172	88.4%	-10.0%	-10.0%
8.	922 Place-Tempe, AZ	50	455	11.0%	n/a	n/a	n/a	468	61.1%	-13.2%	-13.2%
	Subtotal - 2012 Acquisitions with Final Fall 2012 Occupancy Less than 95%	**1,329**	**3,596**	**37.0%**	**77**	**627**	**12.3%[5]**	**3,620**	**85.6%**	**-2.1%**	**-2.1%**
	Total - 2012 Acquisitions	**4,724**	**10,720**	**44.1%**	**77**	**627**	**12.3%[5]**	**10,784**	**95.8%**	**0.5%**	**0.4%**
	Total - Q4 2013 Same Store Wholly-owned Properties	**32,706**	**75,562**	**43.3%**	**30,406**	**65,466**	**46.4%[5]**	**76,406**	**96.9%**	**2.2%**	**2.1%**

1. As of February 8, 2013 for the current year and February 8, 2012 for the prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2012.
4. Projected rate increase is based on current executed leases and assumes all future leases will be executed at currently marketed rates up to targeted occupancy.
5. Properties not owned or under ACC management during the prior year are excluded for purposes of calculating the prior year percentage of rentable beds.

AMERICAN CAMPUS COMMUNITIES | 14

2013/2014 LEASING STATUS

New wholly-owned properties

		Current Year			Prior Year						
		Leases[1]	Rentable Beds[2]	% of Rentable Beds	Leases[1]	Rentable Beds[2]	% of Rentable Beds	Design Beds	Final Fall 2012 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[4]
1.	Forest Village & Woodlake-Columbia, MO	318	704	45.2%	n/a	n/a	n/a	704	98.9%	3.4%	3.4%
2.	The Province-Rochester, NY	327	816	40.1%	n/a	n/a	n/a	816	98.3%	3.2%	3.2%
3.	U Club Cottages-Baton Rouge, LA	303	308	98.4%	n/a	n/a	n/a	308	99.7%	3.1%	3.1%
4.	The Cottages of Durham-Durham, NH	367	617	59.5%	n/a	n/a	n/a	619	99.5%	2.7%	2.7%
5.	The Cottages of Columbia-Columbia, MO	273	509	53.6%	n/a	n/a	n/a	513	97.3%	2.6%	2.6%
6.	The Cottages of Baton Rouge-Baton Rouge, LA	782	1,290	60.6%	n/a	n/a	n/a	1,290	98.4%	2.5%	2.5%
7.	The Lodges of East Lansing-East Lansing, MI	512	1,049	48.8%	n/a	n/a	n/a	1,049	99.3%	1.9%	1.9%
8.	West 27th Place-Los Angeles, CA	106	475	22.3%	n/a	n/a	n/a	475	98.8%	1.4%	1.4%
9.	The Province-Greensboro, NC	140	696	20.1%	n/a	n/a	n/a	696	90.9%	0.6%	0.6%
10.	U Pointe Kennesaw-Kennesaw, GA	94	795	11.8%	n/a	n/a	n/a	795	83.3%	0.0%	0.0%
11.	RAMZ Apartments on Broad-Richmond, VA	20	172	11.6%	n/a	n/a	n/a	172	82.0%	-0.9%	-0.9%
12.	The Province-Louisville, KY	149	858	17.4%	n/a	n/a	n/a	858	90.0%	-1.1%	-1.1%
13.	The Province-Tampa-Tampa, FL	220	947	23.2%	n/a	n/a	n/a	947	87.9%	-1.5%	-1.5%
14.	Grindstone Canyon-Columbia, MO	223	384	58.1%	n/a	n/a	n/a	384	91.1%	-1.8%	-1.8%
15.	25Twenty-Lubbock, TX	227	554	41.0%	n/a	n/a	n/a	562	91.6%	-2.1%	-2.1%
16.	The Province-Fairborn, OH	94	657	14.3%	n/a	n/a	n/a	657	83.7%	-2.2%	-2.2%
17.	The Lofts of Capital Garage-Richmond, VA	15	144	10.4%	n/a	n/a	n/a	144	77.8%	-2.7%	-2.7%
18-19.	5 Twenty Four and 5 Twenty Five Angliana-Lexington, KY	478	1,060	45.1%	n/a	n/a	n/a	1,060	82.1%	-6.8%	-6.8%
	Subtotal - Kayne Anderson Portfolio	4,648	12,035	38.6%	n/a	n/a	n/a	12,049	92.2%	0.3%	0.3%
1.	Chestnut Square-Philadelphia, PA (ACE)	870	860	101.2%	n/a	n/a	n/a	861	n/a	n/a	n/a
2.	601 Copeland-Tallahassee, FL	282	279	101.1%	n/a	n/a	n/a	283	n/a	n/a	n/a
3.	U Club on Woodward-Tallahassee, FL	442	444	99.5%	n/a	n/a	n/a	448	n/a	n/a	n/a
4.	Townhomes at Newtown Crossings-Lexington, KY	591	608	97.2%	n/a	n/a	n/a	608	n/a	n/a	n/a
5.	The Callaway House Austin-Austin, TX	630	652	96.6%	n/a	n/a	n/a	661	n/a	n/a	n/a
6.	The Penthouse at Callaway-Austin, TX	80	88	90.9%	n/a	n/a	n/a	92	n/a	n/a	n/a
7.	Townhomes at Overton Park-Lubbock, TX	103	444	23.2%	n/a	n/a	n/a	448	n/a	n/a	n/a
8.	University View (PVAMU Phase VIII)-Prairie View, TX (ACE)[5]	0	336	0.0%	n/a	n/a	n/a	336	n/a	n/a	n/a
9.	Manzanita Hall-Tempe, AZ (ACE)[5]	0	812	0.0%	n/a	n/a	n/a	816	n/a	n/a	n/a
	Subtotal - 2013 Development Deliveries	2,998	4,523	66.3%	n/a	n/a	n/a	4,553	n/a	n/a	n/a
	Total - New Wholly-owned Properties	7,646	16,558	46.2%	n/a	n/a	n/a	16,602	92.2 [6]	n/a	n/a
	Total - Wholly-owned Properties	40,352	92,120	43.8%	30,406	65,466	46.4% [6]	93,008	96.2% [6]	n/a	n/a

1. As of February 8, 2013 for the current year and February 8, 2012 for the prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2012.
4. Projected rate increase is based on current executed leases and assumes all future leases will be executed at currently marketed rates up to targeted occupancy.
5. Property is leased under the University on-campus assignment process.
6. Properties not owned or under ACC management during the prior year are excluded for purposes of calculating the prior year percentage of rentable beds and final fall 2012 occupancy.

AMERICAN CAMPUS COMMUNITIES | 15

OWNED DEVELOPMENT UPDATE
$ in thousands

AMERICAN CAMPUS COMMUNITIES

PROJECTS UNDER CONSTRUCTION

Project	Project Type	Location	Primary University Served	Units	Beds	Estimated Project Cost	As of December 31, 2012: CIP[1]	Land and Other[2]	Total Costs Incurred	% Complete[3]	Scheduled Completion
Manzanita Hall (Triad)[4]	ACE	Tempe, AZ	Arizona State Univ.	241	816	$ 50,300	$ 18,558	$ 639	$ 19,197	36%	August 2013
The Callaway House	Off-campus	Austin, TX	The Univ. of TX at Austin	219	753	60,100	26,291	762	27,053	50%	August 2013
Chestnut Square	ACE	Philadelphia, PA	Drexel Univ.	220	861	97,600	46,665	743	47,408	53%	September 2013
U Club on Woodward	Off-campus	Tallahassee, FL	Florida State Univ.	112	448	29,000	10,219	7,300	17,519	55%	August 2013
Town at Overton Park	Off-campus	Lubbock, TX	Texas Tech Univ.	112	448	29,200	11,313	8,179	19,492	65%	August 2013
601 Copeland	Off-campus	Tallahassee, FL	Florida State Univ.	81	283	21,200	4,739	1,790	6,529	23%	August 2013
University View (PVAMU Phase VIII)	ACE	Prairie View, TX	Prairie View A&M Univ.	96	336	15,600	4,183	226	4,409	31%	August 2013
			SUBTOTAL - 2013 DELIVERIES	**1,081**	**3,945**	**$ 303,000**	**$ 121,968**	**$ 19,639**	**$ 141,607**		
The Plaza on University[5]	Off-campus	Orlando, FL	Univ. of Central Florida	364	1,313	$ 112,300	$ 3,961	$ 25,963	$ 29,924	1%	August 2014
			SUBTOTAL - 2014 DELIVERIES	**364**	**1,313**	**$ 112,300**	**$ 3,961**	**$ 25,963**	**$ 29,924**		

OWNED DEVELOPMENT PIPELINE[6, 7]

Project	Project Type	Location	Primary University Served	Anticipated Commencement	Approx. Targeted Beds	Estimated Project Cost[8]	Targeted Completion
Kennesaw State Univ. Phase II	Off-campus	Kennesaw, GA	Kennesaw State Univ.	Q2 2013	408	$ 23,200	August 2014
Texas A&M University	ACE	College Station, TX	Texas A&M Univ.	Q2 2013	784	36,300	August 2014
Merwick Stanworth Housing[9]	ACE	Princeton, NJ	Princeton University	Q2 2013	600	77,700	July 2014/2015
Lancaster Project[10]	ACE	Philadelphia, PA	Drexel Univ.	Q3 2013	1,316	168,000	August 2015
USC Health Sciences Campus	ACE	Los Angeles, CA	Univ. of So. California	TBD	460	49,000	TBD
Carbondale Development	Off-campus	Carbondale, IL	Southern Illinois Univ.	TBD	650	32,100	TBD
					4,218	**$ 386,300**	

1. The total construction in progress ("CIP") balance above excludes $1.0 million related to ongoing renovation projects at operating properties, as well as the CIP balance of $7.7 million related to the Townhomes at Newtown Crossing property in Lexington, KY that is discussed on page 17.
2. Consists of amounts incurred to purchase the land for off-campus development projects, as well as any other development-related expenditures not included in CIP such as deposits, furniture, etc.
3. Based on costs incurred under the general construction contract as of December 31, 2012.
4. This project consists of the redevelopment of an existing student housing high-rise building into a new residence hall product, utilizing the existing building structure.
5. Formerly referred to as University Shoppes, this project was purchased in July 2011. In October 2012, demolition of the existing retail center began in connection with the development of a new mixed-use community.
6. Does not include undeveloped land parcels in 4 university markets totaling $22.7 million.
7. Commencement of owned off-campus development projects is subject to final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions. ACE awards provide the company with the opportunity to exclusively negotiate with the subject universities. Commencement of ACE projects is subject to various levels of university board approval, final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.
8. Estimated project costs include land and other predevelopment costs of $9.1 million incurred as of December 31, 2012 for owned development pipeline projects.
9. This faculty and staff community consists of two phases, with the first phase anticipated to be completed in July 2014 and the second phase anticipated to be completed in July 2015.
10. This project represents the second ACE project that the company is building at Drexel University and was awarded to the company in December 2012. A predevelopment agreement was executed in February 2013.

AMERICAN CAMPUS COMMUNITIES | 16

AMERICAN CAMPUS COMMUNITIES MEZZANINE INVESTMENT UPDATE $ in thousands Location Primary University Served Units Beds Mezzanine Investment Structure Purchase Price Actual or Targeted Completion Status University Edge1 Kent, OH Kent State Univ. 201 608 - $ Pre-sale 31,200 $ August 2012 Purchased December 2012 Town. at Newtown Crossing2 Lexington, KY Univ. of Kentucky 152 608 2,000 Pre-sale 38,750 August 2013 Under Construction 2,000 $ 69,950 $ Project 1. The company previously provided mezzanine financing to a private developer and was obligated to purchase the property once construction was completed and certain closing conditions were met. The property opened for operations in August 2012 and the company completed the purchase of the property in December 2012. 2. In July 2012, the company provided mezzanine financing to a private developer and is obligated to purchase the property as long as certain construction completion deadlines and other closing conditions are met. The company is responsible for leasing, management, and initial operations of the project while the third-party developer retains the development risk. As of December 31, 2012, the company is including this property in its consolidated financial statements. Therefore, as of December 31, 2012, the company has included the following amounts in its consolidated balance sheet: land of $7.6 million, construction in progress of $7.7 million, and construction loan payable of $12.1 million. 17

THIRD-PARTY DEVELOPMENT UPDATE
$ in thousands

	Three Months Ended December 31,			Year Ended December 31,		
	2012	2011	$ Change	2012	2011	$ Change
Development services revenue	$ 1,147	$ 1,347	$ (200)	$ 8,574	$ 7,497	$ 1,077
% of total revenue	0.7%	1.3%		1.7%	1.9%	

CONTRACTED PROJECTS IN PROGRESS

Project	Location	Primary University Served	Units	Beds	Total Fees	Fees Earned as of December 31, 2012	Fees Earned in Current Year	Remaining Fees as of December 31, 2012	Scheduled Completion
Dolphins Cove	Staten Island, NY	City University of New York	133	454	$ 2,620	$ 1,549	$ 1,549	$ 1,071	August 2013
North Campus Village - Housing	Ashland, OR	Southern Oregon University	206	702	1,925	1,376	1,376	549	August 2013
North Campus Village - Dining Hall[1]	Ashland, OR	Southern Oregon University	n/a	n/a	350	240	240	110	August 2013
Lakeside Graduate Community	Princeton, NJ	Princeton University	329	715	3,200	1,438	1,438	1,762	August 2014
			668	1,871	$ 8,095	$ 4,603	$ 4,603	$ 3,492	

ON-CAMPUS AWARD PIPELINE[2]

Project	Location	Anticipated Financing Structure	Anticipated Commencement	Estimated Fees
West Virginia University Project	Morgantown, WV	TBD	TBD	TBD
University Crossings[3]	Philadelphia, PA	ACE	Q3 2013	n/a

1. The Company is earning a fee to assist the University in building a dining hall that will be located adjacent to the student housing project. The dining hall will be owned by the University and will be operated by a third-party food service operator.
2. These awards relate to speculative development projects that are subject to final determination of feasibility, execution and closing on definitive agreements, and fluctuations in the construction and financing markets. Anticipated commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions.
3. The company and Drexel University have entered into a letter of intent to convert this American Campus owned off-campus housing community containing 1,016 beds into an ACE transaction structure.

AMERICAN CAMPUS COMMUNITIES | 18

AMERICAN CAMPUS COMMUNITIES MANAGEMENT SERVICES UPDATE $ in thousands NEW/PENDING MANAGEMENT CONTRACTS Property Location Approximate Beds Stabilized Annual Fees1 West Village Suites Hamilton, ON, CA McMaster University 454 100 $ April 2012 UT Dallas Residence Hall Phase III Richardson, TX University of Texas at Dallas 400 75 Jaguar Court Victoria, TX University of Houston - Victoria 180 30 Dolphins Cove Staten Island, NY City University of New York 454 255 460 $ DISCONTINUED MANAGEMENT CONTRACTS Property Location Beds 2013 Fee Contribution Prior to Termination Discontinued As Of Bayou Oaks Houston, TX University of Houston 490 78 $ July 2013 Primary University Served Actual or Anticipated Commencement Primary University Served August 2012 August 2012 August 2013 19 2012 2011 $ Change 2012 2011 $ Change Management services revenue 1,810 $ 1,827 $ (17) $ 6,893 $ 7,254 $ (361) $ % of total revenue 1.2% 1.7% 1.4% 1.9% Year Ended December 31, Three Months Ended December 31, 1. Stabilized annual fees are dependent upon the achievement of anticipated occupancy levels.

INVESTOR INFORMATION

AMERICAN CAMPUS COMMUNITIES

Executive Management

Bill Bayless	Chief Executive Officer
Greg Dowell	Chief Operating Officer
Jon Graf	Chief Financial Officer
William Talbot	Chief Investment Officer

Research Coverage

Jeffery Spector / Jana Galan	Bank of America / Merrill Lynch	(646) 855-1363 / (646) 855-3081	jeff.spector@baml.com / jana.galan@baml.com
Michael Bilerman / Eric Wolfe	Citigroup Equity Research	(212) 816-1383 / (212) 816-5871	michael.bilerman@citi.com / eric.wolfe@citi.com
John Perry	Deutsche Bank Securities, Inc.	(212) 250-4912	john.perry@db.com
Matthew Rand	Goldman Sachs & Co	(212) 902-4227	matthew.rand@gs.com
Andrew McCulloch	Green Street Advisors	(949) 640-8780	amcculloch@greenstreetadvisors.com
Carol Kemple	Hilliard Lyons	(502) 588-1839	dkemple@hilliard.com
Steve Sakwa / Seth Laughlin	ISI Group Inc.	(212) 446-9462 / (212) 446-9458	ssakwa@isigrp.com / slaughlin@isigrp.com
Anthony Paolone / Molly McCartin	J.P. Morgan Securities	(212) 622-6682 / (212) 622-6615	anthony.paolone@jpmorgan.com / molly.mccartin@jpmorgan.com
Jordan Sadler / Karin Ford	KeyBanc Capital Markets	(917) 368-2280 / (917) 368-2293	jsadler@keybancm.com / kford@keybancm.com
Ryan Meliker / Jonathan Petersen	MLV & Co	(212) 542-5872 / (646) 556-9185	rmeliker@mlvco.com / jpetersen@mlvco.com
Paula Poskon	Robert W. Baird & Co., Inc.	(703) 821-5782	pposkon@rwbaird.com
Alexander Goldfarb / James Milam	Sandler O'Neill + Partners, L.P.	(212) 466-7937 / (212) 466-8066	agoldfarb@sandleroneill.com / jmilam@sandleroneill.com
Ross Nussbaum	UBS Investment Research	(212) 713-2484	ross.nussbaum@ubs.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of the company or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Additional Information

Corporate Headquarters:
American Campus Communities, Inc.
12700 Hill Country Blvd., Suite T-200
Austin, Texas 78738
Tel: (512) 732-1000; Fax: (512) 732-2450
www.americancampus.com

Investor Relations:
Gina Cowart
VP, Investor Relations and Corporate Marketing
(512) 732-1041



AMERICAN CAMPUS COMMUNITIES | 20

AMERICAN CAMPUS COMMUNITIES FORWARD-LOOKING STATEMENT In addition to historical information, this supplemental package contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which American Campus operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict.